UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2003

Luby's, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253

(Commission File Number)	(IRS Employer Identification Number)

2211 Northeast Loop 410 San Antonio, Texas 78217

(Address of principal executive offices, including zip code)

(210) 654-9000	www.lubys.com

(Registrant's telephone number, including area code, and Website)

(Former name, former address and former fiscal year, if changed since last report)

Item 9.

In the afternoon of March 31, 2003, the Company issued a press release disclosing the initial list of restaurants to be included in the Company's new two-year business plan (attached as Exhibit 99). This is being filed under Item 12 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUBY'S, INC.
(Registrant)

Date: March 31, 2003	By:	/s/Christopher J. Pappas

Christopher J. Pappas
President and
Chief Executive Officer